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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): May 31, 2001

                               -------------------

                                TROY GROUP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                000-24413                   33-0807798
(State or other jurisdiction of   (Commission)               (I.R.S. Employer
        Incorporation)            File Number)              Identification No.)


                            2331 SOUTH PULLMAN STREET
                           SANTA ANA, CALIFORNIA 92705
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (949) 250-3280




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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         This Form 8-K/A is being filed to amend the Form 8-K filed on June 14, 2001 by Troy Group, Inc. to include financial statements and pro forma financial information referred to in Item 7 below relating to Troy's acquisition.

         The Unaudited Pro Forma Condensed Combined Statement of Operations information is for informational purposes only and is not necessarily indicative of the results of operations that would have occurred had the acquisition been completed on December 1, 1999, nor does it necessarily indicate future results that may be expected. Troy's acquisition strategy of "right sizing" this business has resulted in lower revenues offset by significant reductions in operating costs, and, as a result, the pro forma information will not be predictive of future performance. The Company estimates that revenues from this acquisition will be approximately $1.5 million during Troy's third quarter ending August 31, 2001.

         On May 30, 2001, Troy Group, Inc. entered into an Asset Purchase Agreement with Extended Systems of Idaho, Incorporated, an Idaho corporation, and its parent corporation, Extended Systems Incorporated, a Delaware corporation. Pursuant to the Asset Purchase Agreement, Troy purchased the Printing Solutions Business of Extended Systems located in Boise, Idaho and Herrenberg, Germany. The transaction was completed on May 31, 2001.

         The assets purchased by Troy include inventory, computer equipment, furniture and fixtures, certain patents, trademarks and other intellectual property rights, customer and supplier lists and rights under certain contracts. Troy is integrating the acquired Printing Solutions Business with its existing wireless and connectivity division.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         a.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The financial statements of the Printing Solutions Business of Extended Systems Incorporated are included herein as exhibits 99.2 and 99.3.

         b.       PRO FORMA FINANCIAL INFORMATION.


















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         The pro forma combined financial statements are included herein as exhibit 99.4.

         c.       EXHIBITS.

         The following materials are filed as exhibits to this current report on Form 8-K/A.

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

         EXHIBIT NO.    DESCRIPTION
         -----------    -----------

         2.1 Asset Purchase Agreement, dated as of May 30, 2001, by and among Troy Group, Inc., Extended Systems of Idaho, Incorporated and Extended Systems Incorporated. (Previously filed with the Securities and Exchange Commission as an exhibit to Troy's Report on Form 8-K filed on June 14, 2001 and incorporated herein by reference.)

         23.1           Consent of Independent Accountants.

         99.1 Press Release. (Previously filed with the Securities and Exchange Commission as an exhibit to Troy's Report on Form 8-K filed on June 14, 2001 and incorporated herein by reference.)

         99.2 Audited balance sheet of the Printing Solutions Business of Extended Systems Incorporated as of June 30, 2000, and the statements of operations and cash flows for the year then ended.

         99.3 Unaudited balance sheet of the Printing Solutions Business of Extended Systems Incorporated as of March 31, 2001, and the statements of operations and cash flows for the nine months then ended.

         99.4 Unaudited pro forma condensed combined statements of operations for the three months ended February 28, 2001, and the twelve months ended November 30, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TROY GROUP, INC.

Dated:  August 14, 2001              By: /s/ Patrick J. Dirk
                                         -------------------------------------
                                         Patrick J. Dirk, Chairman and
                                         Chief Executive Officer















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                                                 INDEX TO EXHIBITS


         EXHIBIT NO.    DESCRIPTION
         -----------    -----------

         2.1            Asset Purchase Agreement, dated as of May 30,
                        2001, by and among Troy Group, Inc., Extended
                        Systems of Idaho, Incorporated and Extended
                        Systems Incorporated. (Previously filed with the Securities and Exchange Commission as an exhibit to Troy's Report on Form 8-K filed on June 14,
                        2001 and incorporated herein by reference.)

         23.1           Consent of Independent Accountants.

         99.1           Press Release. (Previously filed with the
                        Securities and Exchange Commission as an exhibit to Troy's Report on Form 8-K filed on June 14, 2001 and incorporated herein by reference.)

         99.2           Audited balance sheet of the Printing Solutions
                        Business of Extended Systems Incorporated as of
                        June 30, 2000, and the statements of operations and cash flows for the year then ended.

         99.3           Unaudited balance sheet of the Printing Solutions
                        Business of Extended Systems Incorporated as of
                        March 31, 2001, and the statements of operations and cash flows for the nine months then ended.

         99.4 Unaudited pro forma condensed combined statements of operations for the three months ended February
                        28, 2001, and the twelve months ended November 30, 2000.

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